EXHIBIT 99.1

By Electronic Delivery to: cwilson@generalfinance.com

February 18, 2011

Christopher A. Wilson
General Counsel & Vice President
General Finance Corporation
39 East Union Street
Pasadena, California 91103

Re:           General Finance Corporation (the “Company”) – Staff Determination
Nasdaq Symbol: GFNCZ, Warrant 6/25/2013

Dear Mr. Wilson:

As you are aware, companies listed on the Nasdaq Global Market are required to maintain a minimum of two active market makers for continued listing.1 On January 18, 2011, Staff notified the Company that it had not maintained a minimum of two active market makers for its warrants over the previous 10 consecutive trading days, and, therefore, did not comply with our Listing Rules (the “Rules”).2

Under our Rules, the Company was provided 30 calendar days, or until January 18, 2011, to regain compliance with the Rule.3 The Company has not regained compliance in accordance with the Rule. In that regard, unless the Company requests an appeal of this determination as described below, trading of the Company’s warrants, trading symbol GFNCZ, will be suspended at the opening of business on March 1, 2011 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove this security from listing and registration on The Nasdaq Stock Market.

Our Rules require that the Company promptly disclose receipt of this letter by either filing a Form 8-K, where required by SEC rules, or by issuing a press release. The announcement needs to be made no later than four business days from the date of this letter and must include the continued listing criteria that the Company does not meet.4 The Company must also submit the announcement to Nasdaq’s MarketWatch Department.5 If the announcement is publicly released during Nasdaq market hours (7:00 am – 8:00 pm Eastern Time), you must notify MarketWatch at least 10 minutes prior to its public release. If the public

1 Listing Rule 5450(b)(1)(D).

2 The Company also does not meet the continued listing requirements under the Market Value of Listed Securities or Total Assets/Total Revenue Standards. See attached chart.

3 Listing Rule 5810(c)(3)(B).

4 Listing Rule 5810(b).

5 The notice must be submitted to Nasdaq’s MarketWatch Department through the Electronic Disclosure submission system available at www.NASDAQ.net.

Mr. Christopher A. Wilson
February 18, 2011

announcement is made outside of Nasdaq market hours, the Company must notify MarketWatch of the announcement prior to 6:50 a.m. Eastern Time. For your convenience attached is a list of news services. Please note that if you do not make the required announcement trading in your securities will be halted.6

As previously mentioned, the Company may appeal this Staff determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the 5800 Series of the Rules.

Your hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision.7 If you decide to request a hearing, your request should not contain arguments in support of the Company’s position, that information will be requested when confirmation of your hearing is provided. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,000; the fee for a hearing based on written submissions is $4,000. Please send your non-refundable hearing fee by wire transfer to “The NASDAQ Stock Market LLC” in accordance with the instructions on the attached Hearing Fee Payment Form.8 The request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on February 25, 2011. The request and confirmation of the wire transfer9 should be sent to the attention of Amy Horton, Associate General Counsel, Nasdaq Office of General Counsel, via email at: hearings@nasdaqomx.com.

Please keep in mind that the suspension and delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company’s hearing request on or before 4:00 p.m. Eastern Time on February 25, 2011.

The attached Reference Links will provide relevant information from our website regarding the hearings process. If you would like additional information regarding the hearing process, please call the Hearings Department at +1 301 978 8203.

Please be aware that if you do not request a hearing, the Company’s securities will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.” The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a “Form 211”) is cleared.10 Only a market maker, not the Company, may file a Form 211.

6 Listing IM-5810-1.

7 Please note that if a Panel deems it appropriate to grant an exception in order to allow the Company to regain compliance with respect to the deficiency described in this letter, any such exception will be limited not to exceed 180 days from the date of this letter, pursuant to Listing Rule 5815(c).

8 The Form also includes instructions for payment by check.

9 The confirmation of the wire transfer should be provided in an electronic file such as a PDF document attached to the email request.

10 Pursuant to FINRA Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

Mr. Christopher A. Wilson
February 18, 2011

Finally, while the suspension announcement will be included on the “Daily List,” which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on February 28, 2011, news of the suspension may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication.

If you have any questions, please contact Brie Charles, Associate Director, at +301 978 8039.

Sincerely,
Randy Genau
Director
Nasdaq Listing Qualifications

Enclosures

The Nasdaq Global Market and
The Nasdaq Global Select Market
Continued Listing Requirements

This table identifies the minimum standards for continued listing on The Nasdaq Global Market and The Nasdaq Global Select Market. Each incidence of non-compliance by the Company is denoted with an “X”.

COMPANY SYMBOL:    GFNCZ

Requirements	Equity Standard		Market Value Standard		Total Assets/ Total Revenue Standard
Stockholders' equity	$10 million		N/A		N/A
Market value of listed securities11	N/A		$50 million		N/A
Total assets and Total revenue (in latest fiscal year or in two of last three fiscal years)	N/A		N/A		$50 million and $50 million
Publicly held shares12	750,000		1.1 million		1.1 million
Market value of publicly held shares	$5 million		$15 million		$15 million
Bid price	$1		$1		$1
Total shareholders13	400		400		400
Market makers14	2	X	4	X	4	X

11 The term, “listed securities”, is defined as “securities listed on NASDAQ or another national securities exchange.”

12 Publicly held shares is defined as total shares outstanding, less any shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than 10% of the total shares outstanding of the company.

13 Total shareholders include both holders of beneficial interest and holders of record.

14 An electronic communications network (ECN) is not considered a market maker for the purpose of these rules.

NASDAQ REFERENCE LINKS

Topic	Description
NASDAQ Listing Rules	All initial and continued listing rules
Corporate Governance	Independent directors, committee requirements and shareholder approval
Fees	FAQ's Listing Fees
Frequently Asked Questions (FAQ's)	Topics related to initial and continued listing
Hearing Requests & Process	Discussion of the Nasdaq Hearings process
Listing of Additional Shares (LAS)	Explanation of Nasdaq’s Listing of Additional Shares process
Transfer to the Nasdaq Capital Market	Procedures and application to transfer securities to the Nasdaq Capital Market

Access to all Nasdaq listing information and forms can be accessed at the following: https://listingcenter.nasdaqomx.com/Home.aspx

DIRECTORY OF NEWS SERVICES*

The use of any of these services will satisfy NASDAQ’s listing rules that require the disclosure of specific information in a press release or public announcement. The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story.

News Service	Internet Address	Telephone Number
Bloomberg Business News	www.bloomberg.com	Phone: +1 212 318 2000
Business Wire	www.businesswire.com	Toll free: +1 800 227 0845 Phone: +1 415 986 4422
Dow Jones News Wire	www.dowjones.com	Toll free: +1 800 223 2274 Phone: +1 212 416 2400
GlobeNewswire (A NASDAQ OMX Co.)	www.globenewswire.com	Toll free: +1 800 307 6627 Phone: +1 310 642 6930
MarketWire	www.marketwire.com	Toll free: +1 800 774 9473 Phone: +1 310 765 3200
PR Newswire	www.prnewswire.com	Toll free: +1 800 776 8090 Phone: +1 201 360 6700
Reuters	www.thomsonreuters.com	Phone: +1 646 223 4000

* Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Deficiency Letter on (DATE OF RECEIPT OF STAFF DEFICIENCY LETTER) indicating that the Company fails to comply with the (STOCKHOLDERS’ EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, etc.) requirement(s) for continued listing set forth in Listing Rule(s) ____________.

The NASDAQ Stock Market

Hearing Payment Form

Listing Rule 5815(a) requires the issuer to submit a fee to cover the costs of the hearing. The fee for an oral hearing is $5,000. The fee for a written hearing is $4,000. NASDAQ requests that the fee be paid concurrently with your hearing request by wire transfer following the instructions below. If you do not have access to wire transfer, you may pay by check

Payment By Wire: Please use the following instructions and include the specific reference information provided below when transmitting your payment.

By Federal Reserve Wire                                                                      By American Clearing House
The NASDAQ Stock Market LLC                                                                      The NASDAQ Stock Market LLC
Bank Name:                           Wachovia Bank, N.A.                                                                      Bank Name:                                Wachovia Bank, N.A.
Bank Address:                                                                      New York, NY                                      Bank Address:                                New York, NY
SWIFT Number:                                                                      PNBPUS3NNYC                                      SWIFT Number:PNBPUS3NNYC
ABA Number:                                                                      031201467                           ABA Number:                                026012881
Beneficiary:                           NASDAQ                                           Beneficiary:                           NASDAQ
Account Number:                                                                      2000031405177                                      Account Number:2000031405177
Reference:                           Company name, symbol,                                                                      Reference:                                Company name, symbol,
and note that the fee is for a hearing.                                                                                     and note that the fee is for a hearing.

Payment By Check: The check must be made payable to The NASDAQ Stock Market LLC and sent under separate cover to the address provided below. Please complete this form and submit it with your payment.

COMPANY NAME                                                                                                        SYMBOL

ADDRESS

ADDRESS

REMITTER NAME
(IF NOT THE SAME AS THE COMPANY)

CHECK ENCLOSED IN THE AMOUNT OF $                                                                                             CHECK NO.

Please mail this form and your payment by courier/overnight to:

The NASDAQ Stock Market LLC
Office of General Counsel - Hearings
Lockbox 90200
c/o Wachovia Bank, N.A.
401 Market Street
Philadelphia, PA 19106